Exhibit 21

Illinois Tool Works Inc.

Subsidiaries and Affiliates

January 2012

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
145ES (CANADA) Limited	Indirect	100%	Nova Scotia
A.C.N. 000 370 150 Pty Ltd	Indirect	100%	Australia
A.C.N. 000 843 872 Pty Limited	Indirect	100%	Australia
A.C.N. 004 089 847 Pty Ltd	Indirect	100%	Australia
A.C.N. 004 297 009 Pty Ltd	Indirect	100%	Australia
A.C.N. 004 502 112 Pty Ltd.	Indirect	100%	Australia
A.C.N. 004 547 111 Pty Limited	Indirect	100%	Australia
A.C.N. 007 864 440 Pty Ltd	Indirect	100%	Australia
A.C.N. 094 567 763 Pty Limited	Indirect	100%	Australia
AB Sjötofta Tråddrageri	Indirect	100%	Sweden
AC Codiergeräte GmbH	Indirect	100%	Germany
Accessories Marketing Holding Corp.	Direct	100%	Germany
Accessories Marketing, Inc.	Indirect	100%	California
ACCULUBE Manufacturing GmbH- Schmiermittel und-gerate	Direct	50%	Germany
Advanced Molding Company, Inc.	Indirect	100%	Philippines
AEC Technology SRL	Indirect	100%	Italy
Alfamacchine SRL	Indirect	100%	Italy
Allen France SAS	Direct	49%	France
Alpine Automation Limited	Indirect	100%	United Kingdom
Alpine Holdings, Inc.	Indirect	100%	Delaware
Alpine Systems Corporation	Indirect	100%	Ontario
Ameri-CAD, Inc.	Indirect	100%	Texas
Anaerobicos do Brasil Adesivos Ltda.	Indirect	100%	Brazil
Anaerobicos Srl	Indirect	100%	Argentina
Anahol S.A.	Indirect	100%	Argentina
AOC Hi-Tech Co. Ltd.	Indirect	100%	South Korea
Appleton Investments II L.L.C.	Indirect	100%	Delaware
Appleton Investments L.L.C.	Indirect	100%	Delaware
Applied Australia Pty Ltd	Indirect	100%	Australia
ApS Strapex Omsnoringsmaskiner	Indirect	100%	Denmark
Archem Quimica Ltda.	Indirect	100%	Brazil
Ark-Les Components S.A. de C.V.	Indirect	100%	Mexico
Auralex du Mont de Magny SCI	Indirect	100%	France
AV Co 1 Limited	Indirect	100%	United Kingdom
AV Co 2 Limited	Indirect	100%	United Kingdom
AV Co 3 Limited	Indirect	100%	United Kingdom
Avery Berkel France SAS	Indirect	100%	France
Avery India Limited	Indirect	91%	India
Avery Malaysia Sdn Bhd	Indirect	100%	Malaysia
Avery Weigh-Tronix (Suzhou) Co Limited	Indirect	100%	China
Avery Weigh-Tronix B.V.	Indirect	100%	Netherlands
Avery Weigh-Tronix Finance Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix Holdings Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix International Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix Private Limited	Indirect	100%	India
Avery Weigh-Tronix Properties Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix UK Limited	Indirect	100%	United Kingdom
Avery Weigh-Tronix, LLC	Indirect	100%	Delaware
AWT Scales Limited	Indirect	100%	United Kingdom

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
AXA Power ApS	Indirect	100%	Denmark
B.C. Immo S.C.I.	Indirect	100%	France
Bates Cargo-Pak ApS	Indirect	100%	Denmark
Bayshore Truck Equipment Company	Indirect	100%	Delaware
Berkel (Ireland) Limited	Indirect	100%	Ireland
Berrington (UK)	Indirect	100%	United Kingdom
Betterway Ventures Ltd.	Indirect	100%	British Virgin Island
Binks	Indirect	100%	United Kingdom
Bonnet (UK)	Indirect	100%	United Kingdom
Bonnet Benelux Bvba	Indirect	100%	Belgium
Brapenta Eletronica Ltda.	Indirect	100%	Brazil
Buehler GmbH	Indirect	100%	Germany
Buell Industries, Inc.	Indirect	100%	Delaware
Burseryds Bruk AB	Indirect	100%	Sweden
Bycotest AB	Indirect	100%	Sweden
Calibra Weighing Systems Limited	Indirect	100%	United Kingdom
Capital Ventures (Australasia) S.à r.l	Indirect	100%	Luxembourg
Caretex A/S	Indirect	100%	Denmark
Caretex Asia Ltd.	Indirect	100%	Thailand
Caretex PTE Ltd.	Indirect	100%	Singapore
Caretex ROH (Thailand) Ltd.	Indirect	100%	Thailand
Caretex USA Inc.	Indirect	100%	Delaware
CCC Heavy Duty Truck Parts Company	Indirect	100%	Delaware
CCC Parts Company	Indirect	100%	Delaware
CCC Truck Parts Company	Indirect	100%	Delaware
CCI Corporation	Direct	100%	Delaware
CCI Realty Company	Indirect	100%	Delaware
Ceast Asia Pte Ltd.	Indirect	100%	Singapore
Celcor Limited	Indirect	100%	Ontario
Celeste Acquisition Limited	Indirect	100%	United Kingdom
Celeste Industries Corporation	Indirect	100%	Connecticut
Celeste Industries Limited	Indirect	100%	United Kingdom
CER Foils SAS	Indirect	100%	France
CER SAS	Indirect	100%	France
CETRAM PTY. LTD.	Indirect	100%	Australia
CFC Europe (UK) Limited	Direct	100%	United Kingdom
CFC Europe GmbH	Indirect	100%	Germany
CFC INTERNATIONAL (Europe) GmbH	Indirect	100%	Germany
CFC International Corporation	Direct	100%	Delaware
Cheer Bright Ltd.	Indirect	11%	British Virgin Islands
Chris Kay (UK) Limited	Indirect	100%	United Kingdom
Chris Kay Limited	Indirect	100%	Ireland
Clarén Kemi AS	Indirect	100%	Norway
Cleanman Cleaning Devices Ltd.	Indirect	100%	Taiwan
Comistelcom, S.L.	Indirect	100%	Spain
Compagnie de Matériel et d’Equipements Techniques — COMET SAS.	Direct & Indirect	100%	France
Compagnie Hobart S.A.S.	Indirect	100%	France
Constructions Isothermiques Bontami SAS	Indirect	100%	France
Constructora De Basculas S.A. de C.V.	Indirect	49%	Mexico
Conversion to Sociedad Limitada (SL)	Indirect	100%	Spain
Conversion to Srl	Indirect	100%	Italy
Corporación Coral, S.DE R.L. DE C.V.	Indirect	100%	Mexico
Crane Carrier (Canada) Limited	Indirect	100%	Canada
Crane Carrier Company	Indirect	100%	Delaware
CS (Australasia) Limited	Indirect	100%	Bermuda
CS (Australia) Pty Limited	Indirect	100%	Australia

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
CS (Europe) Holdings Ltd.	Indirect	100%	Bermuda
CS (Far East) Holding Company Ltd.	Indirect	100%	Bermuda
CS (Finance) Europe S.a.r.l.	Indirect	100%	Luxembourg
CS (Global) Holdings Ltd.	Indirect	100%	Bermuda
CS (Investments) Ltd.	Indirect	100%	Bermuda
CS (Ventures) Ltd.	Indirect	100%	Bermuda
CS Financing I LLC	Indirect	100%	Delaware
CS Mexico Holding Company S DE RL DE CV	Indirect	100%	Mexico
CS Packaging Corporation Ltd.	Indirect	100%	British Virgin Island
CS PMI Holdings Inc.	Indirect	100%	Delaware
CSMTS INC.	Indirect	100%	Delaware
CSTS L.L.C.	Direct	100%	Delaware
Cullen Building Products Limited	Indirect	100%	Ireland
Cullen Building Products Limited	Indirect	100%	Scotland
Cullen Building Products, Inc.	Indirect	100%	Canada
Cumberland Leasing Co.	Indirect	100%	Illinois
D.F. International (Dominican Republic) Inc.	Indirect	100%	Delaware
Dacro B.V.	Indirect	100%	Netherlands
DaeLim Plastic Industrial Company, Ltd.	Indirect	100%	South Korea
DBM.S Deutsche Baumärkte Service GmbH & Co. KG	Indirect	100%	Germany
DBM.S Deutsche Baumärkte Service Verwaltungs GmbH	Indirect	100%	Germany
D-Clean profi, s.r.o.	Indirect	100%	Czech Republic
Densit ApS	Indirect	100%	Denmark
Densit Asia Pacific Sdn Bhd	Indirect	100%	Malaysia
Despatch Industries (Shanghai) Trading Co., Ltd	Indirect	100%	China
Despatch Industries GmbH	Indirect	100%	Germany
Despatch Industries Korea Yuhan Hoesa	Indirect	100%	Korea-South
Despatch Industries Limited Partnership	Direct & Indirect	100%	Minnesota
Despatch Industries PTE Ltd.	Indirect	100%	Singapore
Despatch Industries Taiwan Ltd.	Indirect	100%	Taiwan
Deutsche Capital Solutions GmbH	Indirect	100%	Germany
Devcon Limited	Indirect	100%	Ireland
Devilbiss Company Limited, The	Indirect	100%	United Kingdom
DeVilbiss Equipamentos para Pinturas Ltda.	Direct & Indirect	100%	Brazil
DeVilbiss Europa Unterstützungskasse GmbH	Indirect	100%	Germany
Devilbiss Ransburg de México, S. DE R.L. DE C.V.	Direct & Indirect	100%	Mexico
DGFC Inc.	Indirect	100%	Delaware
DHP (Thailand) Limited	Direct & Indirect	100%	Thailand
DHP Co., Ltd.	Indirect	100%	South Korea
Diagraph Corporation Sdn. Bhd	Direct	100%	Malaysia
Diagraph ITW Mexico, S. de R.L. De C.V.	Indirect	100%	Mexico
Diagraph México, S.A. DE C.V.	Direct & Indirect	100%	Mexico
Distribuidora de Productos Sebring, S. de R.L. de C.V.	Indirect	100%	Mexico
Dongguan Ark-Les Electric Components Co., Ltd.	Indirect	100%	China
Dongguan CK Branding Co., Ltd.	Indirect	100%	China
Dorbyl U.K. (Holdings) Limited	Indirect	100%	United Kingdom
Duo-Fast Corporation	Direct	100%	Illinois
Duo-Fast de Espana S.A.	Indirect	100%	Spain
Duo-Fast Korea Co. Ltd.	Indirect	49%	South Korea
E.C.S. d.o.o.	Indirect	100%	Croatia
ECS Cable Protection Sp. Zoo	Indirect	100%	Poland
Eddie Connally & Co Limited	Indirect	100%	Ireland
EDS Belgium N.V.	Indirect	100%	Belgium
Elastomeric Roofing Systems, Inc.	Direct	100%	Minnesota
Electric Light Development Ltd.	Indirect	100%	British Virgin Island
Elga AB	Indirect	100%	Sweden

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
Elga Skandinavian AS	Indirect	100%	Norway
Elisphere Sarl	Indirect	50%	France
ELRO (Holding) AG	Indirect	100%	Switzerland
ELRO (U.K.) LIMITED	Indirect	100%	United Kingdom
ELRO France S.a.r.l.	Indirect	100%	France
ELRO Grosskuchen GmbH	Indirect	100%	Austria
ELRO Grosskuchen Gmbh	Indirect	100%	Germany
ELRO Gulf FZE	Indirect	100%	United Arab Emirates
ELRO-WERKE AG	Indirect	100%	Switzerland
Eltex-Elektrostatik-Gesellschaft mit beschränkter Haftung	Indirect	100%	Germany
Emballage Diffusion Service	Indirect	80%	France
Envases Multipac, S.A. de C.V.	Direct	49%	Mexico
Envopak Group	Indirect	100%	United Kingdom
EP Holdings General Partnership	Direct & Indirect	100%	Australia
Epirez Australia Pty Ltd	Indirect	100%	Australia
Equipamentos Cientificos Instron Ltda.	Direct & Indirect	100%	Brazil
Eurofoil Limited	Indirect	100%	United Kingdom
Euromere Spraycore SAS	Indirect	100%	France
Eurotec Deutschland GmbH	Indirect	100%	Germany
Eurotec Srl	Indirect	100%	Italy
Exportadora Lerma SA	Direct	100%	Mexico
Facido GmbH	Indirect	100%	Germany
Falcon Leasing Systems Ltd.	Direct	51%	Bermuda
Fantapak International Corporation	Direct	100%	Michigan
Fargesta Participacoes Ltda.	Indirect	100%	Brazil
Farmadan AS	Indirect	100%	Norway
Fasver SAS	Indirect	100%	France
Fasver Technology, Inc.	Indirect	100%	Delaware
FEG Investments L.L.C.	Indirect	100%	Delaware
Fellowell Holdings Co. Ltd.	Direct & Indirect	100%	Thailand
Filtertek B.V.	Direct	100%	Netherlands
Filtertek De Mexico Holding Inc.	Direct	100%	Delaware
Filtertek De Mexico, S.A. de C.V.	Indirect	100%	Mexico
Filtertek Do Brasil Industria E Comercio Ltda.	Direct & Indirect	100%	Brazil
Filtertek S.A.	Direct & Indirect	100%	France
Flejes MISA, S. de R.L. de C.V.	Indirect	100%	Mexico
Flejes Modelo, S. DE R.L. DE C.V.	Indirect	100%	Mexico
Forkardt Deutschland GmbH	Indirect	100%	Germany
Forkardt France SAS	Indirect	100%	France
Forkardt International Limited	Indirect	100%	United Kingdom
Forkardt Schweiz GmbH	Indirect	100%	Switzerland
Forte Lubricants Limited	Indirect	100%	United Kingdom
Forte Noord West Europa B.V.	Indirect	100%	Netherlands
Foster Canada Inc.	Indirect	100%	Canada
Foster Refrigerator (U.K.)	Indirect	100%	United Kingdom
Foster Refrigerator France S.A.S.	Indirect	100%	France
Gamko B.V.	Indirect	100%	Netherlands
Gamko Réfrigération Eurl	Indirect	100%	France
Gamko Refrigeration U.K. Limited	Indirect	100%	United Kingdom
Gamko Slovakia S.R.O.	Indirect	100%	Slovakia
Gamko Vyroba S.R.O.	Indirect	100%	Slovakia
GC Financement SA	Indirect	50%	France
GK Despatch Industries	Indirect	50%	Japan
GloboPlastt s.r.o.	Indirect	100%	Slovakia
GMB Administracao de Imoveis Ltda.	Indirect	100%	Brazil
GRK Canada Limited	Indirect	100%	Canada

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
GRK Europe GmbH	Indirect	100%	Germany
GRK US Limited	Indirect	100%	Minnesota
Grupo Corassa S.A.S	Indirect	100%	Colombia
GSE Holdings Inc.	Indirect	100%	Delaware
GSE IP LLC	Indirect	100%	Delaware
Gun Hwa Platech (Taicang) Co. Ltd.	Indirect	100%	China
H.A. Springer marine + industrie service GmbH	Indirect	100%	Germany
Hartness Aviation, LLC	Direct	100%	South Carolina
Hartness International Europe, GmbH	Indirect	100%	Germany
Haubold Paslode GmbH	Indirect	100%	Switzerland
Haubold-Kihlberg bvba	Indirect	100%	Belgium
Heavy Duty Parts, Inc.	Indirect	100%	Delaware
Heger Belgium BVBA	Indirect	100%	Belgium
Heger GmbH European Diamond Tools	Indirect	100%	Germany
Heger Holland B.V	Indirect	100%	Netherlands
High Mind International Offshore Limited	Indirect	100%	British Virgin Island
Highland Champ Corporation	Indirect	100%	British Virgin Island
HMI Grande Cuisine SAS	Indirect	100%	France
Hobart (Japan) K.K.	Indirect	100%	Japan
Hobart Andina S.A.	Indirect	100%	Columbia
Hobart Argentina S.A.	Indirect	100%	Argentina
Hobart Brothers Company	Indirect	100%	Ohio
Hobart Brothers International, Ltd.	Indirect	100%	Chile
Hobart Canada Corp.	Indirect	100%	Canada
Hobart Corporation	Indirect	100%	Delaware
Hobart Dayton Mexicana S.A. de R.L. de C.V.	Indirect	100%	Mexico
Hobart do Brasil Ltd.	Indirect	100%	Brazil
Hobart Food Equipment Co. Ltd.	Indirect	100%	China
Hobart Foster (South Africa) Pty. Ltd.	Indirect	100%	South Africa
Hobart Foster Belgium B.V.B.A.	Indirect	100%	Belgium
HOBART Gesellschaft mit beschränkter Haftung	Indirect	100%	Germany
Hobart International (Singapore) Pte. Ltd.	Indirect	100%	Singapore
Hobart International (South Asia), Inc.	Indirect	100%	Delaware
Hobart Korea Co. Ltd.	Indirect	100%	South Korea
Hobart Nederland B.V.	Indirect	100%	Netherlands
Hobart Sales & Service, Inc.	Indirect	100%	Ohio
Hobart Scandinavia ApS	Indirect	100%	Denmark
Hobart Techniek B.V.	Indirect	100%	Netherlands
Hôpital Services Systemes S.A.S.	Indirect	100%	France
Horis SAS	Indirect	100%	France
Houchin Aerospace	Indirect	100%	United Kingdom
Hsb SOFT Limited	Indirect	100%	Ireland
HsbSOFT Cia Ltda	Indirect	100%	Ecuador
HsbSOFT, BVBA	Indirect	100%	Belgium
Hwa Meir Packing Daily Commodities Co., Ltd.	Indirect	100%	China
I.T.W. Inc.	Direct	100%	Illinois
Illinois Tool Works (Chile) S.A.	Indirect	100%	Chile
Illinois Tool Works (ITW) Nederland B.V.	Indirect	100%	Netherlands
Illinois Tool Works Norway AS	Indirect	100%	Norway
Inatec Innovative Auftragstechnologie GmbH	Indirect	100%	Germany
Indiana Pickling and Processing Company	Indirect	44%	Indiana
Industrias Concepto del Pacifico Guatemala S.A.	Indirect	100%	Guatemala
Industrie Plastic Elsässer GmbH	Indirect	100%	Germany
InHold (NZ) Finance Ltd.	Indirect	100%	Bermuda
InHold (UK) Finance Ltd.	Indirect	100%	Bermuda
Inmobillaria Cit., S.A. de C.F.	Direct	49%	Mexico

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
INN SP Z.o.o.	Indirect	20%	Poland
Innova Temperlite 1200, S.A. de C.V.	Indirect	100%	Mexico
Innova Temperlite Servicios, S.A. de C.V.	Indirect	100%	Mexico
Innovations in Cycling Inc.	Direct	100%	Arizona
Instron	Indirect	100%	United Kingdom
Instron (Shanghai) Experiment Equipment Trade Co., Ltd.	Indirect	100%	China
Instron (Thailand) Limited	Direct & Indirect	100%	Thailand
Instron Deutschland GmbH	Indirect	100%	Germany
Instron Foreign Sales Corp. Limited	Direct	100%	Jamaica
Instron France S.A.S.	Indirect	100%	France
Instron Holdings Limited	Indirect	100%	United Kingdom
Instron India Private Limited	Indirect	100%	India
Instron International Limited	Indirect	100%	United Kingdom
Instron Japan Company, Ltd.	Direct	100%	Massachusetts
Instron Korea LLC	Indirect	100%	South Korea
Instron Proprietary Limited	Indirect	100%	Australia
Instron Singapore Pte Limited	Indirect	100%	Singapore
Instron Structural Testing Systems GmbH	Indirect	100%	Germany
International Leasing Company	Indirect	100%	Delaware
Interstrap B.V.	Indirect	100%	Netherlands
IPHC LLC	Indirect	100%	Delaware
Isolenge Isolantes Termicos Ltda	Indirect	100%	Brazil
Isolenge Termo Construcoes Ltda.	Indirect	100%	Brazil
ITECMA S.A.S.	Indirect	100%	France
ITW (China) Investment Company Limited	Indirect	100%	China
ITW (Deutschland) GmbH	Indirect	100%	Germany
ITW (EU) Holdings Ltd.	Indirect	100%	Bermuda
ITW (Malaysian) Holdings Company Ltd.	Indirect	100%	Bermuda
ITW Acmor (Shanghai) Co., Ltd.	Indirect	100%	China
ITW Administration GmbH	Indirect	100%	Germany
ITW AEP LLC	Direct	100%	Delaware
ITW AFC Pty Limited	Indirect	100%	Australia
ITW Air Hammer s.r.o.	Indirect	100%	Czech Republic
ITW Aircraft Investments Inc.	Indirect	100%	Delaware
ITW Airport Ground Equipment (Beijing) Co. Ltd.	Indirect	100%	China
ITW Alpha Sárl	Indirect	100%	Luxembourg
ITW Ampang Industries Philippines, Inc.	Indirect	100%	Philippines
ITW Angleboard AB	Indirect	100%	Sweden
ITW Ark-Les Corporation	Direct	100%	Massachusetts
ITW Australia Pty. Ltd.	Indirect	100%	Australia
ITW Austria Vertriebs GmbH	Indirect	100%	Austria
ITW Auto Components (ChongQing) Co Ltd	Indirect	100%	China
ITW Automotive Components & Fasteners Japan K.K.	Indirect	100%	Japan
ITW Automotive Fasteners (Shanghai) Co., Ltd.	Indirect	100%	China
ITW Automotive Italia Srl	Indirect	100%	Italy
ITW Automotive Products-Verwaltungs GmbH	Indirect	100%	Germany
ITW Bailly Comte S.A.S.	Indirect	100%	France
ITW Bay Area Labels (Shanghai) Co., Ltd.	Indirect	100%	China
ITW Befestigungssysteme GmbH	Indirect	100%	Germany
ITW Belgium S.p.r.l.	Indirect	100%	Belgium
ITW Bevestigingssystemen B.V.	Indirect	100%	Netherlands
ITW Brazilian Nominee L.L.C.	Indirect	100%	Delaware
ITW Building Components Group Inc.	Indirect	100%	Delaware
ITW Bulgaria EOOD	Indirect	100%	Bulgaria
ITW Business Development S.à r.l.	Indirect	100%	Luxembourg
ITW Canada Holdings Company	Indirect	100%	Nova Scotia

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
ITW Canada Inc.	Indirect	100%	Ontario
ITW Canada Investments Limited Partnership	Indirect	100%	Canada
ITW Canada Management Company/Compagnie Gestion	Indirect	100%	Nova Scotia
ITW Cayman	Indirect	100%	Cayman Islands
ITW CCIP Holdings LLC	Indirect	100%	Delaware
ITW Celeste Inc.	Direct	100%	Delaware
ITW Chemical Products Ltda	Indirect	100%	Brazil
ITW Chemical Products Scandinavia ApS	Indirect	100%	Denmark
ITW Construction Products (SEA) Pte. Ltd.	Indirect	100%	Singapore
ITW Construction Products (Suzhou) Co. Ltd.	Indirect	100%	China
ITW Construction Products AB	Indirect	100%	Sweden
ITW Construction Products ApS	Indirect	100%	Denmark
ITW Construction Products AS	Indirect	100%	Norway
ITW Construction Products CR, s.r.o.	Indirect	100%	Czech Republic
ITW Construction Products Espana S.A.	Indirect	100%	Spain
ITW Construction Products Italy Srl	Indirect	100%	Italy
ITW Construction Products Malaysia Sdn. Bhd.	Indirect	100%	Malaysia
ITW Construction Products OU	Indirect	100%	Estonia
ITW Construction Products Oy	Indirect	100%	Finland
ITW Contamination Control (Wujiang) Company Limited	Indirect	100%	China
ITW Contamination Control B.V.	Indirect	100%	Netherlands
ITW Covid Security Group Inc.	Direct	100%	Delaware
ITW CP Distribution Center Holland BV	Indirect	100%	Netherlands
ITW CPM S.A.S.	Indirect	100%	France
ITW CS (UK) Ltd.	Indirect	100%	United Kingdom
ITW Cupids LLC	Indirect	100%	Delaware
ITW Cupids, L.P.	Indirect	100%	Delaware
ITW de France S.A.S.	Indirect	100%	France
ITW de Guatemala Y Compañia, Sociedad en Comandita por Acciones	Indirect	100%	Guatemala
ITW DelFast do Brasil Ltda.	Direct & Indirect	100%	Brazil
ITW Delta Sárl	Indirect	100%	Luxembourg
ITW Denmark ApS	Indirect	100%	Denmark
ITW do Brazil Industrial e Comercial Ltda.	Direct & Indirect	100%	Brazil
ITW Domestic Finance II Inc.	Indirect	100%	Delaware
ITW Domestic Holdings Inc.	Indirect	100%	Delaware
ITW Dynatec GmbH	Indirect	100%	Germany
ITW Dynatec Kabushiki Kaisha	Direct	100%	Japan
ITW Dynatec Singapore Pte. Ltd.	Direct	100%	Singapore
ITW Electronic Business Asia Co., Limited	Direct	100%	Taiwan
ITW Electronic Components/Products (Shanghai) Company Limited	Indirect	100%	China
ITW Electronic Packaging (Malta) Ltd.	Indirect	100%	Malta
ITW Epsilon Sárl	Indirect	100%	Luxembourg
ITW Espana S.A.	Indirect	100%	Spain
ITW European Participations LLC	Indirect	100%	Delaware
ITW Fastener Products GmbH	Indirect	100%	Germany
ITW Fastex de Argentina S.A.	Indirect	95%	Argentina
ITW FEG Hong Kong Limited	Indirect	100%	Hong Kong
ITW Finance Europe SA	Direct	100%	Luxembourg
ITW Finance II L.L.C.	Direct & Indirect	100%	Delaware
ITW Finishing Equipment (Shanghai) Co., Ltd.	Indirect	100%	China
ITW Finishing LLC	Indirect	100%	Delaware
ITW Fluid Handling Equipment (Suzhou) Co., Ltd.	Indirect	100%	China
ITW Foils B.V.	Indirect	100%	Netherlands
ITW Foils, S.L.	Indirect	100%	Spain
ITW Food Equipment Group LLC	Indirect	100%	Delaware
ITW Gamma Sárl	Indirect	100%	Luxembourg

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
ITW Gema (Shanghai) Co Ltd	Indirect	100%	China
ITW Gema GmbH	Indirect	100%	Switzerland
ITW Gema SRL	Indirect	100%	Italy
ITW German Management LLC	Indirect	100%	Delaware
ITW German Real Estate Management GmbH & Co. KG	Indirect	100%	Germany
ITW GH LLC	Indirect	100%	South Korea
ITW Global Investments Holdings LLC	Indirect	100%	Delaware
ITW Global Investments Inc.	Indirect	100%	Delaware
ITW Graphics Asia Limited	Indirect	100%	Hong Kong
ITW Graphics France Sarl	Indirect	100%	France
ITW Graphics Italy Srl	Indirect	100%	Italy
ITW Graphics Tekstil Sanayi Ve Dis Ticaret Limited Sirketi	Indirect	100%	Turkey
ITW Great Britain Investment & Licensing Holding Company	Indirect	100%	Delaware
ITW Group European Finance Company Ltd.	Indirect	100%	Bermuda
ITW Group France (Luxembourg) S.à r.l.	Indirect	100%	Luxembourg
ITW GSE Group Asia Pacific (s) PTE LTD.	Indirect	100%	Singapore
ITW Guatemala Holdings LLC	Direct	100%	Delaware
ITW Gunther S.A.S.	Indirect	100%	France
ITW Heller GmbH	Indirect	100%	Germany
ITW Henschel GmbH	Indirect	100%	Germany
ITW Hi-Cone Japan Limited	Direct	100%	Japan
ITW HLP Thailand Co. Ltd.	Direct & Indirect	100%	Thailand
ITW Holding Química B.C., S.L.	Indirect	100%	Spain
ITW Holdings Pty Ltd	Indirect	100%	Australia
ITW Holdings UK	Indirect	100%	United Kingdom
ITW Idle Facilities LLC	Indirect	100%	Delaware
ITW ILC Holdings I Inc.	Indirect	100%	Delaware
ITW ILC Holdings II Inc.	Indirect	100%	Delaware
ITW Imaden Industria e Comercio Ltda.	Direct & Indirect	100%	Brazil
ITW India Limited	Direct & Indirect	99.59%	India
ITW Industrial Components SrL	Indirect	100%	Italy
ITW Industrial Products Trading (Shanghai) Co., Ltd.	Indirect	100%	China
ITW Industry B.V.	Indirect	100%	Netherlands
ITW Industry Co., Ltd.	Indirect	100%	Japan
ITW Industry SAS	Indirect	100%	France
ITW Insulation Systems FZE	Indirect	100%	United Arab Emirates
ITW Insulation Systems Malaysia Sdn Bhd	Indirect	100%	Malaysia
ITW International Finance S.A.S.	Indirect	100%	France
ITW International Holdings LLC	Indirect	100%	Delaware
ITW Investments Limited	Indirect	100%	United Kingdom
ITW Ireland	Indirect	100%	Ireland
ITW Ireland Holdings	Indirect	100%	Ireland
ITW Ispracontrols Bulgaria EOOD	Indirect	100%	Bulgaria
ITW Italy Finance Srl	Indirect	100%	Italy
ITW Italy Holding Srl	Indirect	100%	Italy
ITW Japan Holding GK	Indirect	100%	Japan
ITW Limited	Indirect	100%	United Kingdom
ITW Litec France S.A.S.	Indirect	100%	France
ITW LLC & Co. KG	Indirect	100%	Germany
ITW Lombard Holdings Inc.	Indirect	100%	Delaware
ITW Meritex Sdn. Bhd.	Indirect	100%	Malaysia
ITW Metal Fasteners, S.L.	Indirect	100%	Spain
ITW Metalflex, druŽba za proizvodnjo delov za gospodinjske aparate, d.o.o. TOLMIN	Indirect	100%	Slovenia
ITW Mexico Capital, S. DE R.L. DE C.V.	Indirect	100%	Mexico
ITW Mexico Holding Company S. De R.L. de C.V.	Indirect	100%	Mexico

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
ITW Mexico Holding Inc.	Indirect	100%	Delaware
ITW Mexico Holdings LLC	Indirect	100%	Delaware
ITW México, S. de R.L. de C.V.	Direct & Indirect	100%	Mexico
ITW Mima Films L.L.C.	Indirect	100%	Delaware
ITW Mima Holdings L.L.C.	Indirect	100%	Delaware
ITW Mima Systems S.A.S.	Indirect	100%	France
ITW Minigrip (Thailand) Co., Ltd.	Direct & Indirect	100%	Thailand
ITW Morlock GmbH	Indirect	100%	Germany
ITW Mortgage Investments I, Inc.	Indirect	100%	Delaware
ITW Mortgage Investments II, Inc.	Indirect	100%	Delaware
ITW Mortgage Investments III, Inc.	Indirect	100%	Delaware
ITW Mortgage Investments IV, Inc.	Indirect	100%	Delaware
ITW New Zealand Limited	Indirect	100%	New Zealand
ITW Novadan ApS	Indirect	100%	Denmark
ITW NZ Holdco	Indirect	100%	New Zealand
ITW Oberflächentechnik GmbH	Indirect	100%	Germany
ITW Operations Australia Pty Ltd	Indirect	100%	Australia
ITW Packaging (Malaysia) Sdn Bhd	Indirect	100%	Malaysia
ITW Packaging (Shanghai) Limited	Indirect	100%	China
ITW Packaging Systems Group GmbH	Indirect	100%	Germany
ITW Packaging Systems OOO	Indirect	100%	Russia
ITW Paris E.U.R.L.	Indirect	100%	France
ITW Participations S.à r.l.	Indirect	100%	Luxembourg
ITW Pension Funds Trustee Company	Indirect	100%	United Kingdom
ITW Performance Polymers & Fluids Korea Limited	Indirect	100%	South Korea
ITW Performance Polymers & Fluids OOO	Indirect	100%	Russia
ITW Performance Polymers (Wujiang) Co., Ltd.	Indirect	100%	China
ITW Performance Polymers and Fluids (Hong Kong) Co. Limited	Indirect	100%	Hong Kong
ITW Performance Polymers and Fluids Group FZE	Indirect	100%	United Arab Emirates
ITW Performance Polymers and Fluids Pte. Ltd.	Indirect	100%	Singapore
ITW Performance Polymers and Fluids Trading (Wujiang) Co., Ltd.	Indirect	100%	China
ITW Philippines Holdings LLC	Indirect	100%	Delaware
ITW Philippines, Inc.	Indirect	100%	Philippines
ITW PMI Investments, Inc.	Indirect	100%	Delaware
ITW POLSKA SP. Z O.O.	Indirect	100%	Poland
ITW Poly Mex, S. de R.L. de C.V.	Direct & Indirect	100%	Mexico
ITW Poly Recycling GmbH	Indirect	100%	Switzerland
ITW PPF Brasil Adesivos Ltda.	Indirect	100%	Brazil
ITW Pronovia s.r.o.	Indirect	100%	Czech Republic
ITW Real Estate Management GmbH	Indirect	100%	Germany
ITW Residuals III L.L.C.	Indirect	100%	Delaware
ITW Residuals IV L.L.C.	Indirect	100%	Delaware
ITW Reyflex France S.A.S.	Indirect	100%	France
ITW Rivex S.A.S.	Indirect	100%	France
ITW Servicios, S. de R.L. de C.V.	Indirect	100%	Mexico
ITW Shippers S.p.r.l.	Indirect	100%	Belgium
ITW Siewer Automotiv s.r.o.	Indirect	100%	Czech Republic
ITW Signode Holding GmbH	Indirect	100%	Germany
ITW Singapore (Pte) Ltd.	Indirect	100%	Singapore
ITW SMPI S.A.S.	Indirect	100%	France
ITW Spain Holdings, S.L.	Indirect	100%	Spain
ITW Specialty Film LLC	Indirect	100%	South Korea
ITW Specialty Films (Poland) sp zoo	Indirect	100%	Poland
ITW Specialty Films France	Indirect	100%	France
ITW Specialty Films Italy S.r.l.	Indirect	100%	Italy
ITW SPEEDLINE EQUIPMENT (SUZHOU) CO., LTD	Indirect	100%	China

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
ITW Spraytec	Indirect	100%	France
ITW Stokvis Conversao De Fitas Adesivas Ltda.	Indirect	100%	Brazil
ITW Strapping (Shenyang) Company Limited	Indirect	100%	China
ITW Surfaces & Finitions S.A.S.	Indirect	100%	France
ITW Sverige AB	Indirect	100%	Sweden
ITW Sweden Holding AB	Indirect	100%	Sweden
ITW Syn-Tex México. S.A. de C.V.	Indirect	100%	Mexico
ITW Test & Measurement (Shanghai) Co. Ltd.	Indirect	100%	China
ITW Test & Measurement GmbH	Indirect	100%	Germany
ITW Test and Measurement Italia Srl	Indirect	100%	Italy
ITW Test and Measurement Services Industry and Trade Ltd.	Indirect	100%	Turkey
ITW Texwipe Philippines, Inc.	Indirect	100%	Philippines
ITW Thermal Films (Shanghai) Co., Ltd.	Indirect	100%	China
ITW Tiede Non-destructive testing GmbH	Indirect	100%	Germany
ITW UK	Indirect	100%	United Kingdom
ITW Universal II LLC	Direct	100%	Delaware
ITW Universal L.L.C.	Direct	100%	Delaware
ITW V.A.C. BV	Indirect	100%	Netherlands
ITW Welding Products B.V.	Indirect	100%	Netherlands
ITW Welding Products Group FZE	Indirect	100%	UAE -Dubai
ITW Welding Products Group S. DE R.L. DE C.V.	Indirect	100%	Mexico
ITW Welding Products Italy Srl	Indirect	100%	Italy
ITW Welding Produtos Para Solgdagem Ltda.	Indirect	100%	Brazil
ITW Welding S.A.S.	Indirect	100%	France
ITW Welding Singapore Pte. Ltd.	Indirect	100%	Singapore
ITW Welding Torches Europe D-Tech GmbH	Indirect	100%	Germany
James Briggs Holdings Limited	Indirect	100%	United Kingdom
James Briggs Limited	Indirect	100%	United Kingdom
Japan Polymark Co. Ltd.	Indirect	40%	Japan
Josef Kihlberg AB	Indirect	100%	Sweden
Josef Kihlberg AS	Indirect	100%	Norway
Josef Kihlberg ZAO	Indirect	100%	Russian Federation
KB Sektionen 1	Indirect	100%	Sweden
KCPL Holdings Private Limited	Indirect	100%	Singapore
KCPL Mauritius Holdings	Indirect	100%	Mauritius
Kester Asia Holdings, Inc.	Indirect	100%	Delaware
Kester Components (M) Sdn. Bhd.	Indirect	100%	Malaysia
Kester Components Private Limited	Indirect	100%	Singapore
Kester Electronic Materials (Suzhou) Co., Ltd.	Indirect	100%	China
Kester GmbH	Indirect	100%	Germany
Kester, Inc.	Indirect	100%	Delaware
Kiwiplan Asia Sdn Bhd	Indirect	100%	Malaysia
Kiwiplan Europe Limited	Indirect	100%	United Kingdom
Kiwiplan GmbH	Indirect	100%	Germany
Kiwiplan Inc.	Direct	100%	Ohio
Kiwiplan NZ	Indirect	100%	New Zealand
Kleinmann GmbH	Indirect	100%	Germany
KP Comércio e Indústria de Productos Para Automóveis e Lubrificantes, S.A.	Indirect	100%	Portugal
Krafft Argentina, S.A.	Indirect	80%	Argentina
Krafft, S.L.	Indirect	100%	Spain
Lachenmeier ApS	Indirect	100%	Denmark
Lajota Srl	Indirect	100%	Argentina
Lebo, S.L.	Indirect	100%	Spain
Liljendals Bruk AB	Indirect	100%	Finland
Lock N Pop Europe	Indirect	100%	Belgium
Loma Systems (Canada) Inc.	Indirect	100%	Canada

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
Loma Systems sro	Indirect	100%	Czech Republic
Lombard Pressings Limited	Indirect	100%	United Kingdom
Loveshaw Corporation, The	Direct	100%	Delaware
Loveshaw Europe Limited	Indirect	100%	United Kingdom
LSPS Inc.	Indirect	100%	Delaware
Lumex, Inc.	Direct	100%	Illinois
Luvex Industria De Equipamentos De Protecao Ltda.	Indirect	100%	Brazil
Lys Fusion Poland Sp. z.o.o.	Indirect	100%	Poland
M & C Specialties (Ireland) Limited	Indirect	100%	Ireland
M & C Specialties Co.	Direct	100%	Pennsylvania
M&C Specialties (Shenzhen) Co. Ltd.	Indirect	100%	China
M&C Specialties (Tianjin) Co. Ltd.	Indirect	100%	China
M&C Specialties Company HK Limited	Indirect	100%	Hong Kong
M.P.S. Metal Plastik Sanayi Cember ve Paketleme Sistemleri Imalat ve Ticaret A.S.	Indirect	50%	Turkey
Magna Industrial Co. Limited	Indirect	100%	Hong Kong
Magnaflux Limited	Indirect	100%	United Kingdom
Manhattan Lynch Limited	Indirect	100%	United Kingdom
Manufacturing Avancee S.A.	Indirect	100%	Morocco
Maquilas y Componentes Industriales, I S.A. de C.V.	Indirect	100%	Mexico
Marescol SA	Indirect	48%	France
Maxal International, Inc.	Direct	100%	Michigan
Mbelish.com Limited	Indirect	100%	United Kingdom
MBM France S.A.S.	Indirect	100%	France
Mercotrade Importacao e Exportacao Ltda.	Indirect	100%	Brazil
Meritex Technology (Suzhou) Co. Ltd.	Indirect	100%	China
Metro Sport International Limited	Indirect	100%	United Kingdom
Metro Sport Limited	Indirect	100%	United Kingdom
Metropolitan Oils (Proprietary) Limited	Indirect	100%	South Africa
Mezger Heftsysteme GmbH	Indirect	100%	Germany
Miller Beijing Electric Manufacturing Co. Ltd.	Indirect	100%	China
Miller Electric Mfg. Co.	Indirect	100%	Wisconsin
Miller Insurance Ltd.	Indirect	100%	Bermuda
Mima Films L.L.C.	Indirect	100%	Delaware
Mima Films S.a.r.l.	Indirect	100%	Luxembourg
Mima Films Sprl	Indirect	100%	Belgium
Minigrip Limited	Indirect	100%	United Kingdom
Modern Maintenance Products International	Indirect	100%	United Kingdom
National Fleet Supply Corporation	Indirect	100%	Delaware
National Truck Parts of Georgia, Inc.	Indirect	100%	Delaware
National Truck Parts of the Midwest, Inc.	Indirect	100%	Delaware
National Truck Parts, Inc.	Indirect	100%	Delaware
NDT Holding LLC	Indirect	100%	Delaware
Norden Czech s.r.o.	Indirect	100%	Czech Republic
NorDen Holding Hadsund A/S	Indirect	100%	Denmark
Norden Olje AB	Indirect	100%	Sweden
NorDen Olje ApS	Indirect	100%	Denmark
Norden Olje AS	Indirect	100%	Norway
Norden Sp. Z.o.o. Polen	Indirect	100%	Poland
Nordic SAS	Indirect	100%	France
Norsk Signode AS	Indirect	100%	Norway
North Star Imaging, Inc.	Direct	100%	Minnesota
Nova Chimica, S.r.l.	Indirect	100%	Italy
Novadan Sp. Z.o.o.	Indirect	100%	Poland
Noza Holdings Pty Ltd	Indirect	100%	Australia
NSC Europe Limited	Direct	100%	United Kingdom

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
NuTrus LLC	Direct	50%	Delaware
NYCO-KRAFFT, S.A.	Indirect	50%	Spain
Odesign, Inc.	Direct	100%	Illinois
Orama Fabrications	Indirect	100%	United Kingdom
Orbitalum Tools GmbH	Indirect	100%	Germany
Orgapack GmbH	Indirect	100%	Switzerland
Oy M. Haloila AB	Indirect	100%	Finland
Pacific Concept Industries (USA) LLC	Direct	100%	Delaware
Pacific Concept Industries Limited (Enping)	Indirect	100%	China
Packaging Leasing Systems Inc.	Direct	80%	Delaware
Packaging Solutions Tanzania Limited	Indirect	100%	Tanzania
Panreac Chimie, S.A.R.L.	Indirect	100%	France
Panreac Quimica, LDA	Indirect	100%	Portugal
Paradym Investments Ltd.	Indirect	100%	Nevada
Paslode Fasteners (Shanghai) Co. Ltd.	Indirect	100%	China
Paul Forkardt Inc.	Indirect	100%	Delaware
PCI (Shanghai) Trade Co. Ltd.	Indirect	100%	China
Periclimeno, S.L.	Indirect	100%	Spain
Pistora Oy	Indirect	100%	Finland
PMI Food Equipment Group (Malaysia), Inc.	Indirect	100%	Delaware
PMI Food Equipment Group Canada Inc.	Indirect	100%	Ontario
Polymark Export Limited	Direct	100%	United Kingdom
Polyrey S.A.S.	Indirect	100%	France
PR.A.I. Srl	Indirect	100%	Italy
Precision Brake & Clutch, Inc.	Indirect	100%	Delaware
Premark FEG L.L.C.	Indirect	100%	Delaware
Premark HII Holdings, Inc.	Indirect	100%	Ohio
Premark International Holdings B.V.	Indirect	100%	Netherlands
Premark International, LLC	Indirect	100%	Delaware
Premark N.V.	Indirect	100%	Netherland Curacao
Premark RWP Holdings, Inc.	Indirect	100%	Delaware
Prodex Selbstklebeprodukte GmbH	Indirect	100%	Germany
Prolex, Sociedad Anónima	Indirect	100%	Costa Rica
Prolim Comercio de Higiene E Limpeza Ltda.	Indirect	100%	Brazil
Prolim Quimica Avancada Ltda.	Indirect	100%	Brazil
Prolim Servicos E Manutencoes Ltda.	Indirect	100%	Brazil
Propaper Industria E Comercio de Papeis Ltda.	Indirect	100%	Brazil
Pryda (Malaysia) Sdn Bhd	Indirect	100%	Malaysia
Pryda (Thailand) Co., Ltd.	Indirect	100%	Thailand
PT ITW Construction Products Indonesia	Indirect	100%	Indonesia
PT Pryda Indonesia	Indirect	100%	Indonesia
PT2 Holdings Inc.	Indirect	100%	Delaware
PTO Sales Corporation	Indirect	100%	Delaware
QSA Global, Inc.	Indirect	100%	Delaware
Quandel Verpackungs- und Foerdertechnik GmbH	Indirect	100%	Germany
Quimica Industrial Mediterranea, S.A.	Indirect	100%	Spain
Quimica TF, S.A. de C.V.	Direct & Indirect	100%	Mexico
Ransburg Industrial Finishing K.K.	Indirect	100%	Japan
Ransburg-Gema UK Limited	Indirect	100%	United Kingdom
Rapid Cook LLC	Indirect	100%	Delaware
Regent Hose and Hydraulics Limited	Indirect	100%	United Kingdom
Reid Construction Systems Pty. Ltd.	Indirect	100%	Australia
Requisite Technology Inc.	Indirect	100%	Delaware
Resopal GmbH	Indirect	100%	Germany
Resopal-Unterstuetzungseinrichtung GmbH in Gross-Umstadt	Indirect	100%	Germany
Rocol	Indirect	100%	United Kingdom

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
Rocol Site Safety Systems	Indirect	100%	United Kingdom
Rotular Servicoes e Assistencia Tecnica em Rotulagem Ltda.	Indirect	100%	Brazil
Saint John (Delaware) LLC	Indirect	100%	Delaware
Salter India Private Limited	Indirect	91%	India
Sarsfield Corporation N.V.	Indirect	100%	Netherland Curacao
SCANTECH Suomi Oy AB	Indirect	100%	Finland
Schember GmbH	Indirect	100%	Austria
Schnee-Morehead, Inc.	Direct	100%	Texas
schneider + klein Wyrobi Metalowe Sp.Zo.O.	Indirect	100%	Poland
Scybele S.A.S.	Indirect	100%	France
Sealant Systems International, Inc.	Indirect	100%	California
Sentinel Asia Yuhan Hoesa	Direct	51%	South Korea
SG Invest Holding GmbH	Indirect	100%	Germany
Shanghai ITW Plastic & Metal Company Limited	Indirect	93%	China
Signode (Thailand) Limited	Direct & Indirect	100%	Thailand
Signode AB	Indirect	100%	Sweden
Signode Brasileria Ltda.	Direct & Indirect	100%	Brazil
Signode Brazilian Nominee LLC	Indirect	100%	Delaware
Signode BVBA	Indirect	100%	Belgium
Signode Hong Kong Limited	Indirect	100%	Hong Kong
Signode Kabushiki Kaisha	Indirect	100%	Japan
Signode Korea Inc.	Indirect	100%	South Korea
Signode Limited	Indirect	100%	United Kingdom
Signode México, S. de R.L. de C.V.	Direct & Indirect	100%	Mexico
Signode Packaging Systems Limited	Indirect	100%	Kenya
Signode Pickling Holding LLC	Direct	100%	Delaware
Signode Singapore Investments Pte. Ltd.	Indirect	100%	Singapore
Signode Singapore Pte. Ltd.	Indirect	100%	Singapore
Signode System GmbH	Indirect	100%	Germany
Simco (Nederland) B.V.	Indirect	100%	Netherlands
Simco Japan, Inc.	Indirect	100%	Japan
Six States Distributors, Inc.	Indirect	100%	Utah
Slab Holdings Limited	Indirect	100%	United Kingdom
Slime South Pacific Pty Ltd	Indirect	100%	Australia
Sn Investors, Inc.	Direct	100%	Delaware
Sociedad Industrial Tecnica Colombiana S.A.	Indirect	100%	Colombia
Société Civile Immobilière des Baquets	Indirect	100%	France
Société Civile Immobilière Rousseau Ivry	Indirect	100%	France
Societe de Constructions Elbeuvienne de Materiels our L’Alimentation SAS	Indirect	100%	France
Solutions Group Transaction Subsidiary Inc.	Indirect	100%	Delaware
Space Bag LLC	Direct	100%	Delaware
Spacebag de Mexico, S. De R.L. De C.V	Indirect	100%	Mexico
Speedline Holdings I, Inc.	Indirect	100%	Delaware
Speedline Holdings I, LLC	Direct	100%	Delaware
Speedline Technologies Asia Pte. Ltd.	Indirect	100%	Singapore
Speedline Technologies GmbH	Indirect	100%	Germany
Speedline Technologies Mexico Services, S. de R.L. de C.V.	Indirect	100%	Mexico
Speedline Technologies Mexico, S. de R.L. de C.V.	Indirect	100%	Mexico
Speedline Technologies, Inc.	Indirect	100%	Delaware
SPIT S.A.S. (Societe de Prospection et d’Inventions Techniques S.A.S.)	Indirect	100%	France
Standard Parts Corporation	Indirect	100%	Delaware
Steelfast Asia Sdn Bhd	Indirect	100%	Malaysia
Stokvis Celix Espana Unipersonal SL	Indirect	100%	Spain
Stokvis Celix Portugal LDA	Indirect	100%	Spain
Stokvis Denmark AS	Indirect	100%	Denmark
Stokvis Promi Czech s.r.o.	Indirect	100%	Czech Republic

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
Stokvis Promi Slovakia s.r.o.	Indirect	100%	Slovakia
Stokvis Prostick Pvt. Ltd.	Indirect	100%	India
Stokvis Spain Holding SL	Indirect	100%	Spain
Stokvis Tapes (Beijing) Co. Ltd.	Indirect	100%	China
Stokvis Tapes (Hong Kong) Co. Ltd.	Indirect	100%	Hong Kong
Stokvis Tapes (Shanghai) Co. Ltd.	Indirect	100%	China
Stokvis Tapes (Shenzhen) Co. Ltd.	Indirect	100%	China
Stokvis Tapes (Taiwan) Co. Ltd.	Indirect	100%	Taiwan
Stokvis Tapes BVBA	Indirect	100%	Belgium
Stokvis Tapes Deutschland GmbH	Indirect	100%	Germany
Stokvis Tapes Deutschland Holding GmbH	Indirect	100%	Germany
Stokvis Tapes Estonia OÜ	Indirect	100%	Estonia
Stokvis Tapes Finland Oy	Indirect	100%	Finland
Stokvis Tapes France SAS	Indirect	100%	France
Stokvis Tapes Holding B.V.	Indirect	100%	Netherlands
Stokvis Tapes India Pvt. Ltd.	Indirect	100%	India
Stokvis Tapes Magyarorszag Kft	Indirect	100%	Hungary
Stokvis Tapes Nederland B.V.	Indirect	100%	Netherlands
Stokvis Tapes Norge AS	Indirect	100%	Norway
Stokvis Tapes Polska Spzoo	Indirect	100%	Poland
Stokvis Tapes Singapore Pte. Ltd.	Indirect	100%	Singapore
Stokvis Tapes Sverige AB	Indirect	100%	Sweden
Strapex Austria GesmbH	Indirect	100%	Austria
Strapex Embalagem L.d.a.	Indirect	100%	Portugal
Strapex GmbH	Indirect	100%	Germany
Strapex GmbH	Indirect	100%	Switzerland
Strapex Holding GmbH	Indirect	100%	Switzerland
Strapex Holdings Limited	Indirect	100%	United Kingdom
Strapex India Limited	Indirect	100%	India
Strapex Nederland B.V.	Indirect	100%	Netherlands
Strapex S.A.S.	Indirect	100%	France
Strapex S.p.r.l.	Indirect	100%	Belgium
Strapex s.r.l.	Indirect	100%	Italy
Strapex U.K.	Indirect	100%	United Kingdom
Strategic Holdings L.L.C.	Indirect	100%	Delaware
Stretch Packaging Systems Limited	Indirect	100%	Ireland
Stretch Packaging Systems LLC	Direct	100%	Delaware
Stretch Packaging Systems Ltd.	Indirect	100%	Canada
Stretch Packaging Systems S.à r.l.	Indirect	100%	Luxembourg
Suki International BV	Indirect	100%	Netherlands
suki International Trading (Shanghai) Co. Ltd.	Indirect	100%	China
suki.international GesmbH	Indirect	100%	Austria
suki.international GmbH	Indirect	100%	Germany
suki.international Sarl	Indirect	100%	France
Superior Spring Company	Indirect	100%	Delaware
Supreme Plastics	Indirect	100%	United Kingdom
Supreme Plastics Holdings	Indirect	100%	United Kingdom
SWT Holdings B.V.	Indirect	100%	Netherlands
SysPack do Brasil Participações Ltda.	Indirect	100%	Brazil
SysPack Indústria e Comércio de Sistemas de Embalagens Industriais Ltda.	Indirect	100%	Brazil
TAG Fasteners Sdn Bhd	Indirect	100%	Malaysia
Tarutin Kester Co., Ltd.	Indirect	100%	Japan
Technographics UK	Indirect	100%	United Kingdom
Technopack Industria Comercio, Consultoria e Representacoes Ltda.	Indirect	100%	Brazil
Tecnotapes Srl	Indirect	100%	Italy
Teknek (China) Limited	Indirect	100%	Scotland

Company Name	Ownership Type (a)	Percentage	Primary Jurisdiction
Teknek (Japan) Limited	Indirect	100%	Scotland
Teknek Limited	Indirect	100%	Scotland
Teksaleco Ltd.	Indirect	100%	Scotland
Ten Plus S.A.S.	Indirect	100%	France
TERRA-S Automotive Systems GmbH & Co. KG	Indirect	100%	Germany
TERRA-S International Trading GmbH	Indirect	100%	Germany
TERRA-S Japan KK	Indirect	100%	Japan
TERRA-S Michael Stehle Verwaltungs GmbH	Indirect	100%	Germany
The Real Reel Corporation	Direct	100%	Rhode Island
The Three Russells, Sociedad Anónima	Indirect	100%	Costa Rica
Thirode Grandes Cuisines Poligny SAS	Indirect	100%	France
Tien Tai Electrode (Kun Shan) Co., Ltd.	Indirect	100%	China
Tien Tai Electrode Co., Ltd.	Direct	100%	Taiwan
Tribol Limited	Indirect	100%	United Kingdom
Troy Investments I LLC	Indirect	100%	Delaware
Truswal Systems Limited	Indirect	100%	United Kingdom
Twinaplate Limited	Indirect	100%	United Kingdom
U-Joints, Inc.	Indirect	100%	Delaware
Valeron Strength Films B.V.B.A.	Indirect	100%	Belgium
Varybond Chemie AG	Indirect	100%	Switzerland
Veneta Decalcogomme s.r.l.	Indirect	100%	Italy
Versachem Chile S.A.	Indirect	100%	Chile
Versachem UK	Indirect	100%	United Kingdom
Vertique, Inc.	Direct	100%	North Carolina
Vitronics Soltec B.V.	Indirect	100%	Netherlands
Vitronics Soltec Corporation	Indirect	100%	Delaware
Vitronics Soltec Pte. Ltd.	Indirect	100%	Singapore
Vitronics Soltec Technologies (Suzhou) Co., Ltd.	Indirect	100%	China
VS Acquisition Holding Co.	Direct	100%	Delaware
VS European Holdco BV	Indirect	100%	Netherlands
VS Holding Co.	Indirect	100%	Delaware
Vulcan-Hart Canada Corp.	Indirect	100%	Canada
W & T Avery (Malawi) Limited	Indirect	100%	Malawi
Wachs Canada Ltd.	Direct	100%	Nova Scotia
Wachs Limited	Direct	100%	United Kingdom
Wachs Subsea LLC	Direct	100%	Illinois
Weigh-Tronix Canada, ULC	Indirect	100%	Nova Scotia
Weigh-Tronix UK Limited	Indirect	100%	United Kingdom
Wilhelm Ritterath GmbH	Indirect	100%	Germany
Wilsonart (Shanghai) Co. Ltd.	Indirect	100%	China
Wilsonart (Thailand) Co. Ltd.	Direct & Indirect	100%	Thailand
Wilsonart International, Inc.	Indirect	100%	Delaware
Wilsonart Limited	Indirect	100%	United Kingdom
Wilsonart Taiwan Corp. Ltd.	Indirect	100%	Taiwan
Wynn Oil (South Africa) (Pty) Ltd.	Indirect	100%	South Africa
Wynn Oil (U.K.)	Indirect	100%	United Kingdom
Wynn’s Belgium BVBA	Indirect	100%	Belgium
Wynn’s France Automotive SAS	Indirect	100%	France
Wynn’s Italia Srl	Indirect	100%	Italy
Wynn’s Mekuba India Pvt Ltd	Indirect	51%	India
Wynn’s Oil Holdings B.V.	Indirect	100%	Netherlands
Zip-Pak International B.V.	Indirect	100%	Netherlands
Zip-Pak Japan Company Limited	Direct	100%	Japan

(a)	Ownership type indicates whether each subsidiary or affiliate is directly owned by Illinois Tool Works, Inc., indirectly owned by a subsidiary of Illinois Tool Works, Inc., or a combination thereof.